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                                                                   EXHIBIT 24.1

                          REGIONS FINANCIAL CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the acquisition of First Bancshares of Texas, Inc. and to sign any and all amendments to such Registration Statements.


      SIGNATURE                       TITLE                            DATE
--------------------------   -----------------------------         -------------
/s/ Carl E. Jones, Jr.
--------------------------   Chairman of the Board, President      July 18, 2001
 Carl E. Jones, Jr.             and Chief Executive Officer
                                      and Director
                             (principal executive officer)

/s/ Richard D. Horsley
--------------------------     Vice Chairman of the Board and      July 18, 2001
 Richard D. Horsley            Executive Financial Officer
                                      and Director
                              (principal financial officer)

/s/ D. Bryan Jordan
---------------------------    Executive Vice President and        July 18, 2001
D. Bryan Jordan                        Comptroller
                             (principal accounting officer)

/s/ Sheila S. Blair
----------------------------          Director                     July 18, 2001
 Sheila S. Blair


/s/ James B. Boone, Jr.
----------------------------          Director                     July 18, 2001
 James B. Boone, Jr.


/s/ James S.M. French
----------------------------          Director                     July 18, 2001
 James S.M. French

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
/s/ Olin B. King
----------------------------          Director                     July 18, 2001
 Olin B. King


/s/ Allen C. Morgan, Jr.
----------------------------          Director                     July 18, 2001
 Allen C. Morgan, Jr.


----------------------------          Director
 Michael W. Murphy


/s/ Henry E. Simpson
----------------------------          Director                     July 18, 2001
 Henry E. Simpson


----------------------------          Director
 Lee J. Styslinger, Jr.


/s/ W. Woodrow Stewart
----------------------------          Director                     July 18, 2001
W. Woodrow Stewart


/s/ John H. Watson
----------------------------          Director                     July 18, 2001
 John H. Watson


/s/ C. Kemmons Wilson, Jr.
----------------------------          Director                     July 18, 2001
 C. Kemmons Wilson, Jr.